Tweet: $SPX versus $NDX versus the @NYSE FANG+ Index Year to Date on 11/30/18 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

For additional information, including the prospectus for each ETN offering, please visit: www.bmoetn.com

Tweet: $SPX versus $NDX versus the @NYSE FANG+ Index: 11/30/17 - 11/30/18 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

For additional information, including the prospectus for each ETN offering, please visit: www.bmoetn.com

Tweet: $SPX versus $NDX versus the @NYSE FANG+ Index: 11/01/18 - 11/30/18 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

For additional information, including the prospectus for each ETN offering, please visit: www.bmoetn.com

Tweet: November 2018 @NYSE FANG+ Index Constituents Performance: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR $FNGU $FNGD

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

For additional information, including the prospectus for each ETN offering, please visit: www.bmoetn.com